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                                                                   EXHIBIT 10.17


                        COMMERCIAL CAPITAL BANCORP, INC.

                           INDEMNIFICATION AGREEMENT
                           -------------------------

         This Indemnification Agreement ("Agreement") is made as of this _____ day of November, 2002, by and between Commercial Capital Bancorp, Inc., a Nevada corporation (the "Company"), and _______________ ("Indemnitee").

         WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

         WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

         WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

         WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

         NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

         1.  Indemnification.

             (a) (1) Third Party Proceedings. The Company shall indemnify
                     -----------------------
Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding, provided Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, the Company had no reasonable cause to believe Indemnitee's conduct was unlawful; and further provided, that with respect to any administrative proceeding or civil action initiated by any federal banking agency, the Company shall provide such

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indemnification upon receipt by the Company of notice of request for indemnification, but only after the Board of the Company determines, in writing, after due investigation and consideration, without any involvement by the Indemniteee, prior to and as a condition to any indemnification therefor, that the Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, that any requested payment of indemnification will not materially adversely affect the safety and soundness of either the Company or Commercial Capital Bank, FSB, that such indemnification payment is consistent with safe and sound banking practice, and that the payment of indemnification does not meet the definition of a "prohibited indemnification payment" as defined in Section 1(a)(2) hereof, and as may be further defined from time to time at 12 C.F.R. Section 359.1 (l) of the regulations promulgated under the Federal Deposit Insurance Act. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing, Indemnitee shall have no right to indemnification for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

                 (2) Notwithstanding Section(a)(1) hereof, the Company is prohibited from indemnifying the Indemnitee for any "prohibited indemnification payment," which for purposes of this Agreement, is the payment or reimbursement of any civil money penalty or judgment resulting from any administrative or civil action instituted by a federal banking agency, or any other liability or legal expense with regard to any administrative proceeding or civil expense instituted by a federal banking agency which results in a final order or settlement pursuant to which the Indemnitee is assessed a civil money penalty; is removed from office or prohibited from participating in the conduct of the affairs of the Company or is required to cease and desist from or take any affirmative action described in section 8(b) of the Federal Deposit Insurance Corporation Act, with respect to the Company.

             (b) Proceedings By or in the Right of the Company.  The Company
                 ---------------------------------------------
shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company, unless and only to the extent that the appropriate court of the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the appropriate court of the State of Nevada or such other court shall deem proper. Notwithstanding

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the foregoing, Indemnitee shall have no right to indemnification for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

             (c) Mandatory Payment of Expenses. To the extent that Indemnitee
                 -----------------------------
has been successful on the merits or otherwise in defense of any action, suit or proceeding, or the defense of any claim, issue or matter therein (other than an administrative proceeding or civil action initiated by any federal banking agency which shall be governed by Section 1(a)), Indemnitee shall be indemnified against expenses (including attorneys' fees) and any costs of settlement (including amounts paid in settlement if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection therewith.

         2.  Expenses; Indemnification Procedure.

             (a) Advancement of Expenses. The Company shall advance all expenses
                 -----------------------
actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section 1 (other than an administrative proceeding or civil action initiated by any federal banking agency which shall be governed by Section 1(a)). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.

             (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a
                 --------------------------------
condition precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Secretary of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received five (5) days after the date postmarked, if sent by domestic certified or registered mail, properly addressed; otherwise when such notice shall actually be received by the Company. In addition, Indemnitee shall
(i) give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power and (ii) upon request of the Company testify at, or be deposed in connection with, any proceeding to adjudicate or consider a Claim against Indemnitee for which indemnification will or could be sought under this Agreement.

             (c) Procedure. Any indemnification and advances provided for in
                 ---------
Section 1 and this Section 2 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Incorporation or By-laws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, Indemnitee shall also be entitled to be paid for the expenses

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(including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that, if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

             (d) Notice to Insurers. If, at the time of the receipt of a notice
                 ------------------
of a claim pursuant to Subsection 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

             (e) Selection of Counsel. In the event the Company shall be
                 --------------------
obligated under Subsection 2(a) hereof to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, which counsel may be counsel for the Company, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding, at the Indemnitee's sole expense; and
(ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

         3.  Additional Indemnification Rights; Nonexclusivity.

             (a) Scope.  Notwithstanding any other provision of this Agreement,
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the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions

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of this Agreement, the Company's Articles of Incorporation, the Company's
By-laws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Nevada corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Nevada corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

             (b) Nonexclusivity. The indemnification provided by this Agreement
                 --------------
shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Articles of Incorporation, its By-laws, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Nevada, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office (each an "Indemnified Capacity"). The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though he may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

         4.  Partial Indemnification. If Indemnitee is entitled under any
             -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         5.  Mutual Acknowledgment. Both the Company and Indemnitee acknowledge
             ---------------------
that in certain instances, Federal law or public policy may override Nevada law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission ("SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, federal legislation prohibits indemnification for certain Employee Retirement Income Security Act of 1974, as amended ("ERISA") violations, and the Company, as the holding company for a national bank, is subject to the prohibitions and limitations on indemnification set forth in the federal banking laws including, without limitation, Sections 8(k) and 18(k), of the Federal Deposit Insurance Act and the regulations promulgated thereunder. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with its applicable regulatory bodies to submit a question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee and agrees that he will be bound by the findings of such court.

         6.  Officer and Director Liability Insurance. The Company shall, from
             ----------------------------------------
time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure

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the Company's performance of its indemnification obligations under this
Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

         7.  Severability. Nothing in this Agreement is intended to require or
             ------------
shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         8.  Exceptions. Any other provision herein to the contrary
             ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

             (a) Claims Initiated by Indemnitee. To indemnify or advance
                 ------------------------------
expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 78.7502(3) of the Nevada General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

             (b) Lack of Good Faith. To indemnify Indemnitee for any expenses
                 ------------------
incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

             (c) Notwithstanding the foregoing, the Company shall not be obligated to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company.


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         9.  Construction of Certain Phrases.
             -------------------------------

             (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

             (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

        10.  Counterparts. This Agreement may be executed in one or more
             ------------
counterparts, each of which shall constitute an original.

        11.  Successors and Assigns. This Agreement shall be binding upon the
             ----------------------
Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

        12.  Attorneys' Fees. In the event that any action is instituted by
             ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, actually and reasonably incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

        13.  Notice. All notices, requests, demands and other communications
             ------
under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage


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prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

        14.  Choice of Law. This Agreement shall be governed by and its
             -------------
provisions construed in accordance with the federal laws of the United States with respect to federal banking law and in accordance with the laws of the State of Nevada for all other matters, including as applied to contracts between Nevada residents entered into and to be performed entirely within Nevada.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    COMMERCIAL CAPITAL BANCORP, INC.

                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:
                                        Address: One Venture, 3rd Floor
                                                 Irvine, California 92618

AGREED TO AND ACCEPTED:

INDEMNITEE:

----------------------------------
Name:

Address:







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